Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ShoulderUp Technology Acquisition Corp. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Rashaun Williams, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 6, 2025

SHOULDERUP TECHNOLOGY ACQUISITION CORP.

By:	/s/ Rashaun Williams
Name:	Rashaun Williams
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)